UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

GENTEX CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	0-10235	38-2030505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 North Centennial Street
Zeeland
Michigan		49464
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (616) 772-1800
_____________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.06 per share	GNTX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 19, 2022, the Company held its 2022 Annual Meeting of the Shareholders.  The matters listed and described briefly below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in detail in the Company's Proxy Statement filed on April 8, 2022.  The voting results are as follows:

Election of Directors

    The following individuals were elected to serve as directors of the Company to hold office for a one (1) year term expiring in 2023:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mr. Joseph Anderson	187,566,834	3,014,375	17,598,054
Ms. Leslie Brown	185,049,399	5,531,810	17,598,054
Mr. Steve Downing	189,970,329	610,880	17,598,054
Mr. Gary Goode	173,635,027	16,946,182	17,598,054
Mr. James Hollars	189,684,757	896,452	17,598,054
Mr. Richard Schaum	183,676,731	6,904,478	17,598,054
Ms. Kathleen Starkoff	189,753,292	827,917	17,598,054
Mr. Brian Walker	189,692,281	888,928	17,598,054
Dr. Ling Zang	189,265,183	1,316,026	17,598,054

Proposal to Ratify the Appointment of Ernst & Young LLP as the Company's Auditors for the Fiscal Year Ended December 31, 2022

    The shareholders did ratify the appointment of Ernst & Young LLP to serve as the Company's auditors for the fiscal year ending December 31, 2022:

Votes For	Votes Against	Abstentions	Broker Non-Votes
195,877,000	12,158,955	143,308

Proposal to Approve, on an Advisory Basis, the Compensation of the Company's Named Executive Officers

    The shareholders did approve, on an advisory basis, the compensation of the Company's named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
182,672,454	7,527,300	381,455	17,598,054

Proposal to Approve the 2022 Employee Stock Purchase Plan

    The shareholders did approve the 2022 Employee Stock Purchase Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
189,334,864	1,003,896	242,449	17,598,054

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 24, 2022                            GENTEX CORPORATION
                                    (Registrant)

                                By    /s/ Kevin Nash
                                    Kevin Nash
                                    Chief Financial Officer and
                                    Vice President - Finance